AXP(R)
     Managed
         Allocation
              Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Managed Allocation Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

(photo of) Arne H. Carlson

From the Chairman

                                Arne H. Carlson
                             Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson


CONTENTS

From the Chairman                                        2

Economic and Market Update                               3

Fund Snapshot                                            5

Questions & Answers with Portfolio Management            6

The Fund's Long-term Performance                        10

Investments in Securities                               11

Financial Statements (Portfolio)                        26

Notes to Financial Statements (Portfolio)               29

Independent Auditors' Report (Portfolio)                33

Financial Statements (Fund)                             34

Notes to Financial Statements (Fund)                    37

Independent Auditors' Report (Fund)                     44

Federal Income Tax Information                          45

Board Members and Officers                              47

--------------------------------------------------------------------------------
2 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, I still believe the economy will ultimately dictate the direction for stocks. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

What is needed to support the stock market? In a word, earnings. The economic downturn of 2001 was confined largely to the business sector. Faced with eroding margins, businesses were forced to liquidate inventories, cut investment spending and reduce staff. Fortunately, these measures appear to be subsiding. Through it all, low inflation and interest rates continued to spur consumer spending.

Today stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in the coming year.

It's also important to note that a bear market in corporate bonds has developed alongside the one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities

--------------------------------------------------------------------------------
3 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Economic and Market Update

have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

Nevertheless, opportunities do exist in corporate and high-yield bonds because of the bear market we have seen in recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. After all, safety comes with its own price -- the forfeiture of growth and earning potential. And bond investors usually lose when interest rates rise or inflation becomes more of a factor. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.


KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

--------------------------------------------------------------------------------
4 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Fund Snapshot AS OF SEPT. 30, 2002

PORTFOLIO MANAGER

Portfolio manager                                          Mark Burgess
Tenure/since                                                     9/1/02
Years in industry                                                    16

Portfolio manager                                      Jim Johnson, CFA
Tenure/since                                                    12/1/99
Years in industry                                                    12

Portfolio manager                                       David M. Kuplic
Tenure/since                                                     5/1/02
Years in industry                                                    17

FUND OBJECTIVE

For investors seeking maximum total return through a combination of growth of capital and current income.

Inception dates
A: 1/23/85        B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: IMRFX          B: IMRBX          C: --            Y: IDRYX

Total net assets                                         $993.3 million

Number of holdings                                    approximately 570

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       DURATION
SHORT    INT   LONG
          X            HIGH
          X            MEDIUM  QUALITY
          X            LOW


         STYLE
VALUE    BLEND   GROWTH
           X           LARGE
           X           MEDIUM  SIZE
           X           SMALL

PORTFOLIO ASSET MIX

Percentage of portfolio assets

(pie chart)

Common stocks 55.4%

Bonds 29.7%

Option 0.1%

Cash equivalents 14.8%

TOP FIVE SECTORS

Percentage of portfolio assets

Health care                                                         6.7%
Financial services                                                  5.3
Banks and savings & loans                                           4.6
Retail                                                              4.6
Computers & office equipment                                        3.8

TOP TEN HOLDINGS

Percentage of portfolio assets

General Electric                                                    1.7%
Wal-Mart Stores                                                     1.6
Microsoft                                                           1.6
iShares MSCI Index Fund                                             1.6
Exxon Mobil                                                         1.5
Pfizer                                                              1.3
Johnson & Johnson                                                   1.2
Citigroup                                                           1.1
American Intl Group                                                 0.9
Coca-Cola                                                           0.8

Fund holdings are subject to change.

--------------------------------------------------------------------------------
5 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the one-year period ended Sept. 30, 2002?

A: The Fund's Class A shares (excluding sales charges) returned -11.43% versus the Standard & Poor's 500 Index (S&P 500 Index), which generated a return of -20.49%. The Lipper Flexible Portfolio Funds Index returned -13.07% over the same timeframe.

Q:  What factors significantly impacted performance?

A: The 12-month period presented a number of challenges to the financial markets. In an environment where interest rates continued to slide, bonds enjoyed relatively solid returns. But the situation was different for equity markets, where a loss of confidence by investors took a significant toll. The equity portion of the portfolio rallied in the opening months of the period, on the heels of the terrorist attacks of Sept. 11, 2001. Markets recovered from a significant selloff that occurred in the first days of trading after the attacks, and showed their strength until the end of 2001. After that, the environment began to change. Concerns about corporate governance problems combined with increasing global tensions and disappointing economic reports roiled the markets. For much of the rest of the period, stocks declined. The closing months of the Fund's fiscal year proved difficult, as stock indexes dropped to levels not seen in years. The Fund gradually shifted to a more defensive approach to the equity market in recent months, which helped to offset some of the impact of the market's downturn. But as the period came to a close, stocks offered little shelter for investors.

                  (bar graph)
             PERFORMANCE COMPARISON
       For the year ended Sept. 30, 2002

  0%
 -5%        (bar 1)
-10%        -11.43%                     (bar 3)
-15%                      (bar 2)       -13.07%
-20%                      -20.49%
-25%

(bar 1) AXP Managed Allocation Fund Class A (excluding sales charge)

(bar 2) S&P 500 Index (unmanaged)

(bar 3) Lipper Flexible Portfolio Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
6 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > Increased diversification in the portfolio should help offset the negative impact of individual problem securities. (end callout quote)

    The fixed income market was far more favorable, though not without its own challenges. Early in the period, risk-averse investors poured money into the highest quality segment, namely U.S. Treasury securities, which drove interest rates lower. As signs of an improving economy appeared, rates rose and corporate bonds tended to perform better. That situation didn't last, as investor concerns again drove dollars back into the Treasury market. For much of 2002, interest rates continued to move lower. Corporate bonds, which played a bigger role in the portfolio earlier in the year, lagged the overall market. While mortgage-backed securities performed better than corporate issues, a general "flight-to-quality" was the overriding theme and Treasury securities generated the best returns. Finally, on the positive side, the Fund benefited from a $15 million

AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2002
                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (1/23/85)                 (3/20/95)                 (6/26/00)                  (3/20/95)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
1 year                  -11.43%      -16.52%       -12.19%      -15.66%      -12.23%      -12.23%      -11.28%      -11.28%
5 years                  -1.99%       -3.15%        -2.75%       -2.87%          N/A          N/A       -1.85%       -1.85%
10 years                 +5.10%       +4.48%           N/A          N/A          N/A          N/A          N/A          N/A
Since inception             N/A          N/A        +3.62%       +3.62%      -12.80%      -12.80%       +4.57%       +4.57%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
7 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Questions & Answers

    gain due to investments in futures contracts, a type of derivative that we routinely use to vary the portfolio's overall exposure to the stock market.

Q:  What changes did you make to the portfolio?

A: The most notable change occurred in April 2002 when we moved the equity portion of the portfolio to a 100% quantitative approach. Previously, the quantitative model had been applied toward only half of the equity portion of the Fund. The quantitative model utilizes a core equity approach with an emphasis on valuation. We began to move some money out of more volatile sectors of the market, and we boosted our exposure to stocks of financial companies. The value-leaning core equity model seeks to identify stocks that not only are attractively valued compared to the market as a whole, but also offer reasonable prospects for solid appreciation. We have also placed more emphasis to large-cap stocks. This segment has underperformed small-cap stocks in recent years, but we expect that as the economy recovers, large-cap issues will be in a good position to benefit. In the fixed income portfolio much of our recent focus has been on trimming our holdings of securities that carry a higher risk, namely corporate bonds from lower-quality issuers.

Q:  What is your outlook for the year ahead?

A: The markets appear to be approaching a crossroads as the new fiscal year begins. Stocks have been in the throes of a bear market for two-and-a-half years. Bonds have generally performed well, however, this credit cycle has been extremely challenging. The biggest questions are whether the U.S. economy is ready to grow at a more steady and reliable pace, whether we will go to war, and whether the accounting scandals are behind us. If so, we should begin to see more consistent performance from stocks, as corporate profits improve. However, the market is likely to remain quite volatile, and it may take a long period of time before we see a sustained rally. In the fixed income market, the slow level of growth in the economy may keep corporate bonds under pressure in the near term. Farther out, interest rates may begin to move higher, though we anticipate a slow increase in rates.

--------------------------------------------------------------------------------
8 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Questions & Answers

Q:  How are you positioning the Fund in light of your outlook?

A: We have been slowly positioning the Fund in stocks that should benefit from a better economic environment. While the overall approach of the equity portfolio is more defensive than in the past, we are working hard to identify underpriced securities that have an opportunity to capitalize on a better profit environment. In the fixed income portfolio, we remain cautious on the short-term prospects for corporate bonds, but may over time expand our exposure to that market as signs of more stable economic growth begin to surface. We are retaining a somewhat neutral stance in terms of the market's interest rate sensitivity, and will closely monitor yield trends, anticipating that a more defensive posture may be necessary down the road.

--------------------------------------------------------------------------------
9 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

The Fund's Long-Term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Managed Allocation Fund Class A shares (from 10/1/92 to 9/30/02) as compared to the performance of two widely cited performance indices, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Flexible Portfolio Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                         IN AXP MANAGED ALLOCATION FUND

$50,000

$37,500        (solid line) AXP Managed Allocation Fund Class A

$25,000        (dotted line) S&P 500 Index(1)

$12,500        (dashed line) Lipper Flexible Portfolio Funds Index(2)

        '92    '93   '94    '95    '96   '97    '98   '99    '00    '01   '02

(solid line) AXP Managed Allocation Fund Class A $15,507

(dotted line) S&P 500 Index(1) $23,663

(dashed line) Lipper Flexible Portfolio Funds Index(2) $18,042

(1) S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Flexible Portfolio Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

              Average Annual Total Returns
     Class A with Sales Charge as of Sept. 30, 2002

1 year                                            -16.52%
5 years                                            -3.15%
10 years                                           +4.48%
Since inception                                     N/A

Results for other share classes can be found on page 7.

--------------------------------------------------------------------------------
10 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Investments in Securities

Total Return Portfolio

Sept. 30, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (56.4%)
Issuer                                                Shares            Value(a)

Aerospace & defense (1.0%)
Boeing                                                92,200          $3,146,786
Goodrich                                             137,600           2,597,888
Precision Castparts                                   46,800           1,014,624
United Technologies                                   53,000           2,993,970
Total                                                                  9,753,268

Airlines (--%)
British Airways                                       57,511(b,c)         86,824

Automotive & related (0.3%)
DaimlerChrysler                                        5,897(c)          197,569
Goodyear Tire & Rubber                                37,400             332,486
Johnson Controls                                      22,700           1,743,814
Nissan Motor                                          24,000(c)          178,216
Toyota Motor                                           6,000(c)          154,263
Total                                                                  2,606,348

Banks and savings & loans (4.7%)
Banco Santander Central Hispano                       46,862(c)          239,442
Bank of America                                      120,600           7,694,280
Bank One                                              90,300           3,377,220
BNP Paribas                                           15,766(c)          513,879
Charter One Financial                                 69,195           2,056,475
Chinatrust Financial Holding                         172,000(b,c)        120,572
Comerica                                              18,400             887,248
Credit Suisse Group                                    5,465(b,c)        107,208
Deutsche Bank                                          6,099(c)          277,573
FleetBoston Financial                                127,000           2,581,910
Golden West Financial                                 40,500           2,518,290
GreenPoint Financial                                  65,500           2,733,970
IntesaBci                                            127,599(c)          214,380
J.P. Morgan Chase                                    162,900           3,093,471
KeyCorp                                               43,500           1,086,195
Lloyds TSB Group                                      65,887(c)          486,467
Mitsubishi Tokyo Financial Group                          29(c)          214,153
Mitsui Fudosan                                        35,000(c)          284,623
Natl City                                             39,800           1,135,494
PNC Financial Services Group                          28,000           1,180,760
Royal Bank of Scotland Group                          31,650(c)          597,273
U.S. Bancorp                                         151,300           2,811,154
UBS                                                    7,104(b,c)        295,598
Unicredito Italiano                                   51,207(c)          185,225
United Overseas Bank                                  21,000(b,c)        140,607
Wachovia                                              78,200           2,556,358
Washington Mutual                                    114,000           3,587,580
Wells Fargo                                          122,100           5,880,336
Total                                                                 46,857,741

Beverages & tobacco (2.3%)
Altadis                                                9,544(c)          213,171
Anheuser-Busch                                        53,000           2,681,800
Coca-Cola                                            166,800           7,999,727
Coca-Cola Enterprises                                112,100           2,381,004
Constellation Brands                                     876(b)           20,236
Fortune Brands                                        10,300             487,087
Pepsi Bottling Group                                 131,300           3,072,420
Philip Morris                                        149,700           5,808,360
Total                                                                 22,663,805

Building materials & construction (0.9%)
Fluor                                                 92,100           2,250,924
Georgia-Pacific                                      125,000           1,636,250
Invensys                                             227,280(c)          217,133
KB HOME                                               66,400           3,242,976
Masco                                                103,800           2,029,290
Total                                                                  9,376,573

Chemicals (0.7%)
du Pont (EI) de Nemours                               78,900           2,845,923
PPG Inds                                              24,700           1,104,090
Praxair                                               24,700           1,262,417
Rohm & Haas                                           42,400           1,314,400
Shin-Etsu Chemical                                     4,300(c)          142,344
Syngenta                                               6,199(c)          338,311
Total                                                                  7,007,485

Communications equipment & services (1.2%)
AT&T Wireless Services                               180,700(b)          744,484
Broadcom Cl A                                         20,400(b)          217,872
GlaxoSmithKline                                       41,860(c)          809,697
JDS Uniphase                                          95,900(b)          186,813
Lucent Technologies                                  260,000(b)          197,600
Motorola                                             391,000           3,980,380
Nokia                                                 31,337(c)          416,551

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Communications equipment & services (cont.)
NTT DoCoMo                                               116(c)         $198,193
SK Telecom ADR                                        10,000(c)          212,300
Verizon Communications                               196,400           5,389,216
Total                                                                 12,353,106

Computer software & services (2.3%)
Microsoft                                            377,900(b)       16,510,451
Oracle                                               500,200(b)        3,931,572
SunGard Data Systems                                 101,800(b)        1,980,010
Yahoo!                                                56,800(b)          543,576
Total                                                                 22,965,609

Computers & office equipment (3.9%)
Canon                                                  2,000(c)           65,385
Cisco Systems                                        677,000(b)        7,094,960
Dell Computer                                        252,500(b)        5,938,800
DST Systems                                           40,000(b)        1,178,800
EMC                                                  251,100(b)        1,147,527
First Data                                           101,100           2,825,745
Fiserv                                                77,600(b)        2,179,008
Hewlett-Packard                                      316,200           3,690,054
Intl Business Machines                               129,000           7,532,310
Nomura Research Institute                              1,900(c)          216,470
NVIDIA                                               105,400(b)          902,224
Pitney Bowes                                          98,400           3,000,216
QLogic                                                41,800(b)        1,088,472
Symantec                                              41,700(b)        1,404,039
Total                                                                 38,264,010

Electronics (1.5%)
Analog Devices                                        49,200(b)          969,240
Applied Materials                                    122,600(b)        1,416,030
Hitachi                                               17,000(c)           85,182
Intel                                                490,300           6,810,266
Jabil Circuit                                         62,800(b)          928,184
Keyence                                                  800(c)          134,319
KLA-Tencor                                            45,600(b)        1,274,064
Maxim Integrated Products                             24,000(b)          594,240
Micron Technology                                     43,500(b)          538,095
Rohm                                                   1,300(c)          152,596
Texas Instruments                                    126,500           1,868,405
Tokyo Electron                                         1,800(c)           68,901
Total                                                                 14,839,522

Energy (3.2%)
Anadarko Petroleum                                    10,000             445,400
Apache                                                16,100             957,145
BP                                                   136,150(c)          909,965
Burlington Resources                                  42,500           1,630,300
ChevronTexaco                                         68,100           4,715,925
ConocoPhillips                                        44,840           2,073,402
Exxon Mobil                                          464,800          14,827,119
FirstEnergy                                           27,300             815,997
Marathon Oil                                          76,800           1,741,824
Occidental Petroleum                                  76,500           2,171,070
Royal Dutch Petroleum                                 14,011(c)          565,653
TotalFinaElf                                           7,687(c)        1,011,928
Total                                                                 31,865,728

Energy equipment & services (0.4%)
Halliburton                                           23,200             299,512
Progress Energy                                       20,800             850,096
Schlumberger                                          41,000           1,576,860
Tidewater                                             62,500           1,686,875
Total                                                                  4,413,343

Financial services (5.4%)
Citigroup                                            364,100          10,795,565
Fannie Mae                                           102,400           6,096,896
Freddie Mac                                           87,700           4,902,430
Grupo Financiero BBVA Bancomer Cl B                  255,905(b,c)        182,369
H&R Block                                             76,700           3,222,167
Household Intl                                        96,000           2,717,760
HSBC Holdings                                         47,816(c)          484,258
iShares MSCI Index Fund                              170,700          16,196,017
MBNA                                                 129,200           2,374,696
Morgan Stanley                                        97,600           3,306,688
Nomura Holdings                                       22,000(c)          289,141
Radian Group                                          52,300           1,708,118
SLM                                                   19,100           1,778,974
Sumitomo Trust & Banking                              14,000(c)           73,484
Total                                                                 54,128,563

Food (1.2%)
Archer-Daniels-Midland                               212,100           2,653,371
Compass Group                                         59,716(c)          248,860
ConAgra Foods                                        174,000           4,323,900
Kellogg                                               47,500           1,579,375
Kraft Foods Cl A                                      14,400             525,024
Nestle                                                 2,227(c)          486,759
Sara Lee                                             107,900           1,973,491
Unilever                                               4,337(c)          256,747
Total                                                                 12,047,527

Furniture & appliances (--%)
Matsushita Electric Industrial                        14,000(c)          145,244

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Health care (6.9%)
Abbott Laboratories                                  111,800          $4,516,720
Allergan                                              11,800             641,920
Amersham                                               4,630(c)           38,918
Amgen                                                 62,100(b)        2,589,570
Aventis                                                7,948(c)          416,315
Becton, Dickinson & Co                                63,000           1,789,200
Biogen                                                15,100(b)          441,977
Boston Scientific                                     94,600(b)        2,985,576
Bristol-Myers Squibb                                  45,400           1,080,520
Enzon                                                    200(b)            3,848
Fujisawa Pharmaceutical                                4,000(c)           82,142
Guidant                                               66,200(b)        2,138,922
Johnson & Johnson                                    223,600          12,092,288
Lilly (Eli)                                           78,900           4,366,326
MedImmune                                             20,400(b,i)        425,748
Medtronic                                             62,300           2,624,076
Merck & Co                                           161,100           7,363,881
Mylan Laboratories                                    45,500           1,489,670
Novartis                                              16,292(c)          644,182
Pfizer                                               450,400          13,070,608
Pharmacia                                             89,600           3,483,648
Schering                                              11,047(c)          529,511
Schering-Plough                                       86,100           1,835,652
Takeda Chemical Inds                                   6,000(c)          241,991
Watson Pharmaceuticals                                29,000(b)          710,790
Zimmer Holdings                                       62,900(b)        2,411,586
Total                                                                 68,015,585

Health care services (1.2%)
Coventry Health Care                                  35,700(b)        1,160,250
Oxford Health Plans                                   73,100(b)        2,846,514
Tenet Healthcare                                      97,500(b)        4,826,250
Wellpoint Health Networks                             36,900(b)        2,704,770
Total                                                                 11,537,784

Household products (2.0%)
Clorox                                                64,000           2,571,520
Gillette                                              98,600           2,918,560
Kao                                                   10,000(c)          220,552
Kimberly-Clark                                        37,300           2,112,672
Newell Rubbermaid                                     96,100           2,966,607
Procter & Gamble                                      97,700           8,732,426
Total                                                                 19,522,337

Industrial equipment & services (0.2%)
Amada                                                  8,000(c)           30,228
Deere & Co                                            37,000           1,681,651
Koninklijke (Royal) Philips Electronics               24,919(c)          362,023
SMC                                                      800(c)           72,022
Total                                                                  2,145,924

Insurance (2.3%)
Aegon                                                 25,589(c)          240,251
American Intl Group                                  166,400           9,102,081
Fidelity Natl Financial                               58,400           1,677,832
ING Groep                                             11,821(c)          163,674
John Hancock Financial Services                       44,300           1,231,540
Marsh & McLennan                                      39,600           1,648,944
MBIA                                                  39,900           1,594,005
MetLife                                               44,800           1,019,648
Millea Holdings                                           17(b,c)        136,290
Principal Financial Group                             26,100(b)          683,298
Prudential Financial                                  44,350(b)        1,266,636
Selective Insurance Group                              2,200(i)           47,806
Swiss Reinsurance                                      9,132(c)          513,567
Travelers Property Casualty Cl A                      15,730(b)          207,636
Travelers Property Casualty Cl B                      32,319(b)          437,276
UnumProvident                                        155,500           3,164,425
Total                                                                 23,134,909

Leisure time & entertainment (1.3%)
Accor                                                  8,680(c)          253,493
AOL Time Warner                                      374,800(b)        4,385,160
Harrah's Entertainment                                39,900(b)        1,923,579
Mattel                                               138,900           2,501,589
Viacom Cl B                                          106,300(b)        4,310,465
Total                                                                 13,374,286

Media (0.7%)
American Greetings Cl A                               97,700           1,572,970
British Sky Broadcasting Group                        54,125(b,c)        436,224
Comcast Cl A                                          72,700(b)        1,516,522
Dentsu                                                    21(c)           80,039
Gannett                                               11,000             793,980
McGraw-Hill Companies                                 39,700           2,430,435
Sony                                                   2,600(c)          109,134
Total                                                                  6,939,304

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Metals (0.7%)
Alcoa                                                113,500(i)       $2,190,550
Arcelor                                               20,993(b,c)        212,868
BHP Billiton                                          43,837(c)          203,367
Newmont Mining                                        29,300             806,043
Nucor                                                 14,200             538,180
Rio Tinto                                             14,800(c)          237,865
Shaw Group                                           175,700(b)        2,494,940
Total                                                                  6,683,813

Miscellaneous (--%)
Prime Succession Holdings                             87,115(b,f)             --

Multi-industry conglomerates (2.9%)
3M                                                    30,500           3,354,085
Adecco                                                 1,244(c)           42,094
Eastman Kodak                                        115,700           3,151,668
General Electric                                     703,900          17,351,135
Grainger (WW)                                         40,300           1,714,765
Honeywell Intl                                        52,900           1,145,814
Mitsubishi                                            20,000(c)          134,385
Pentair                                               35,300(i)        1,312,101
Rentokil Initial                                      90,407(c)          296,077
Secom                                                  3,000(c)          120,010
Sumitomo Chemical                                     71,000(c)          272,359
Total                                                                 28,894,493

Paper & packaging (--%)
Stora Enso                                            28,521(c)          276,235

Real estate investment trust (0.2%)
Equity Office Properties Trust                        31,200             805,584
Equity Residential                                    20,100             481,194
Simon Property Group                                  13,500             482,355
Total                                                                  1,769,133

Restaurants & lodging (0.3%)
Yum! Brands                                           99,400(b)        2,754,374

Retail (4.7%)
Bed Bath & Beyond                                     92,900(b)        3,025,753
Circuit City Stores-
 Circuit City Group                                  130,600           1,978,590
Dillard's Cl A                                        41,800             843,524
Home Depot                                           189,500           4,945,950
Ito-Yokado                                             5,000(b,c)        196,320
Kohl's                                                49,200(b)        2,991,852
Kroger                                               196,500(b)        2,770,650
Lowe's Companies                                      98,500           4,077,900
May Dept Stores                                      112,600           2,563,902
Next                                                  15,083(c)          220,354
Safeway                                              136,200(b)        3,037,260
Seven-Eleven Japan                                     5,000(c)          169,213
Signet Group                                          94,262(c)          122,295
Staples                                              194,000(b,i)      2,481,260
Tesco                                                153,340(c)          496,150
Wal-Mart de Mexico                                    55,514(c)          134,206
Wal-Mart Stores                                      335,100          16,500,324
Woolworths LTD                                        33,378(c)          223,093
Total                                                                 46,778,596

Textiles & apparel (0.5%)
Asahi Glass                                           13,000(c)           79,875
Jones Apparel Group                                   97,400(b)        2,990,180
Reebok Intl                                           69,000(b)        1,728,450
Total                                                                  4,798,505

Transportation (0.6%)
Burlington Northern Santa Fe                         104,000           2,487,681
CSX                                                   53,100           1,400,778
East Japan Railway                                        28(c)          130,639
FedEx                                                 28,000           1,401,960
Keppel                                                27,000(c)           65,931
TPG                                                   11,012(c)          184,578
Yamato Transport                                       8,000(c)          120,256
Total                                                                  5,791,823

Utilities -- electric (1.3%)
Ameren                                                13,200             549,780
American Electric Power                               30,300             863,853
Cinergy                                               15,400             484,022
Consolidated Edison                                   18,800             756,136
Dominion Resources                                    24,400           1,237,812
DTE Energy                                            15,600             634,920
Duke Energy                                           66,400           1,298,120
Endesa                                                29,675(c)          268,349
Entergy                                               19,200             798,720
Exelon                                                26,100           1,239,750
FPL Group                                             15,400             828,520
PPL                                                   15,000             488,100
Public Service Enterprise Group                       18,900             576,450
RWE                                                    4,672(c)          137,597
Sempra Energy                                         18,300             359,595
Southern Co                                           58,450           1,682,191
Tokyo Electric Power                                   3,600(c)           65,057
TXU                                                   22,800             950,988
Total                                                                 13,219,960

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Utilities -- gas (0.2%)
Centrica                                             152,206(c)         $396,738
El Paso                                               40,200             332,454
KeySpan                                               12,000             402,000
Kinder Morgan                                         11,000             389,950
NiSource                                              18,900             325,647
Total                                                                  1,846,789

Utilities -- telephone (1.4%)
ALLTEL                                                23,150             929,010
AT&T                                                 275,600           3,309,955
BellSouth                                            136,650           2,508,894
Koninklijke (Royal)                                   30,635(c)          158,952
Nippon Telegraph & Telephone                              27(c)           89,823
Portugal Telecom                                      73,715(c)          331,479
SBC Communications                                   245,221           4,928,941
Sprint (FON Group)                                    65,700             599,184
Sprint (PCS Group)                                    76,200(b)          149,352
Vodafone Group                                       385,395(c)          493,949
Total                                                                 13,499,539

Total common stocks
(Cost: $730,019,606)                                                $560,358,085

Preferred stocks & other (--%)
Issuer                                                Shares            Value(a)

Asia Pulp & Paper
     Warrants                                            400(b,c,d,f)        $--
Century Maintenance Supply
     13.25% Pay-in-kind Series C                       4,394(k)          412,487
Intermedia Communications
     13.50% Pay-in-kind Series B                          --(k)                3
Pegasus Satellite
     12.75% Cm Series B                                    1                 160

Total preferred stocks & other
(Cost: $328,993)                                                        $412,650

Bonds (30.3%)
Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Government obligations (3.0%)
U.S. Treasury
         07-31-04              2.25%             $10,000,000         $10,104,690
         08-15-17              8.88               11,000,000          16,305,784
United Mexican States
     (U.S. Dollar)
         09-15-16             11.38                1,700,000(c)        2,091,000
Total                                                                 28,501,474

Mortgage-backed securities (7.1%)
Federal Home Loan Mtge Corp
         03-01-13              5.50                5,802,749           6,025,632
         07-01-28              6.00                6,703,822           6,917,244
         09-01-28              6.00                7,186,984           7,415,787
         07-01-32              7.00                4,799,060           5,009,846
     Collateralized Mtge Obligation
         03-15-15              5.50                5,000,000           5,256,911
Federal Natl Mtge Assn
         10-01-12              5.50                3,000,000           3,131,593
         03-01-14              5.50                6,350,969           6,586,105
         12-01-16              5.00                3,810,180           3,872,236
         05-01-24              7.50                4,036,628           4,299,772
         11-01-29              6.00               10,000,000(h)       10,249,999
         02-01-30              7.00                4,904,197           5,122,581
         03-01-32              6.50                2,831,915           2,936,892
     Collateralized Mtge Obligation
         03-25-24              6.50                2,082,003           2,251,887
Total                                                                 69,076,485

Aerospace & defense (0.5%)
Alliant Techsystems
     Company Guaranty
         05-15-11              8.50                  650,000             690,625
L-3 Communications
     Sr Sub Nts
         06-15-12              7.63                  655,000(d)          674,650
Northrop-Grumman
         03-01-16              7.75                1,500,000           1,807,542
Systems 2001 Asset Trust
         09-15-13              6.66                1,759,103(d)        1,932,104
Transdigm
     Company Guaranty
         12-01-08             10.38                  255,000             261,375
Total                                                                  5,366,296

Airlines (0.9%)
Continental Airlines
         04-01-15              7.46                1,888,680           1,772,105
     Series 1998A
         09-15-17              6.65                2,039,828           1,878,471
Delta Air Lines
         09-18-11              7.11                2,500,000           2,633,553
Southwest Airlines
         11-01-06              5.50                1,500,000           1,564,635
Wilmington Trust
     Sub Nts
         05-01-08              6.63                1,300,000           1,462,152
Total                                                                  9,310,916

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Automotive & related (0.8%)
DaimlerChrysler North America Holding
     Company Guaranty
         01-15-12              7.30%              $2,800,000          $3,091,528
Dana
         08-15-11              9.00                  150,000             140,625
Delco Remy Intl
     Sr Nts
         12-15-07              8.63                  160,000             134,400
FIAT Finance
     (U.S. Dollar)
         01-09-07              3.25                1,260,000(c,d)      1,086,750
Ford Motor Credit
         02-01-11              7.38                3,000,000           2,829,702
Hertz
     Sr Nts
         06-01-12              7.63                1,000,000             921,070
Lear
     Company Guaranty Series B
         05-15-09              8.11                  150,000             156,000
Total                                                                  8,360,075

Banks and savings & loans (1.8%)
Bank of America
         05-16-05              7.88                3,000,000           3,392,363
Bank One
     Sub Nts
         11-15-11              5.90                2,000,000           2,184,760
Bank United
     Medium-term Notes Series A
         03-15-09              8.00                1,500,000           1,745,324
Capital One Bank
     Sr Nts
         06-15-05              8.25                1,500,000           1,444,337
U.S. Bancorp
     Zero Coupon Cv
         08-06-21              1.44                2,070,000(j)        1,536,975
Union Planters Bank
     Sub Nts
         03-15-08              6.50                3,000,000           3,189,207
US Bank National Association Minnesota
         08-01-11              6.38                2,000,000           2,223,640
Wells Fargo Bank NA
     Sub Nts
         02-01-11              6.45                2,000,000           2,255,346
Total                                                                 17,971,952

Beverages & tobacco (--%)
Constellation Brands
     Sr Sub Nts Series B
         01-15-12              8.13                  225,000             229,500

Building materials & construction (1.0%)
Associated Materials
     Sr Sub Nts
         04-15-12              9.75                  270,000(d)          278,100
Collins & Aikman Floorcover
     Company Guaranty Series B
         02-15-10              9.75                   50,000              50,500
Dayton Superior
     Company Guaranty
         06-15-09             13.00                  275,000             233,750
Lennar
     Zero Coupon Cv
         04-04-21              4.23                1,600,000(j)          746,000
Louisiana Pacific
     Sr Sub Nts
         08-15-05              8.50                  230,000             234,299
Masco
         05-03-04              6.00                2,000,000           2,082,002
     Zero Coupon Cv
         07-20-31              2.97                2,750,000(j)        1,141,250
Meritage
     Company Guaranty
         06-01-11              9.75                  400,000             401,000
Schuler Homes
     Company Guaranty
         07-15-09              9.38                  250,000             248,750
Standard Pacific
     Sr Sub Nts
         04-15-12              9.25                  500,000             480,000
Tech Olympic USA
     Sr Sub Nts
         07-01-12             10.38                  300,000(d)          274,500
Tyco Intl Group
     (U.S. Dollar)
         10-15-11              6.38                  500,000(c)          410,000
WCI Communities
     Company Guaranty
         02-15-11             10.63                  150,000             145,875
         05-01-12              9.13                  150,000             136,875
Weyerhaeuser
         03-15-07              6.13                  600,000(d)          637,896
         03-15-12              6.75                  500,000(d)          539,650
         03-15-32              7.38                1,500,000(d)        1,596,285
Total                                                                  9,636,732

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Issuer                    Coupon                   Principal            Value(a)
                            rate                      amount

Chemicals (0.3%)
Airgas
     Company Guaranty
         10-01-11              9.13%                $575,000            $610,218
Allied Waste North America
     Company Guaranty Series B
         01-01-06              7.63                  150,000             143,250
         04-01-08              8.88                  450,000             436,500
         08-01-09             10.00                  150,000             138,000
Compass Minerals Group
     Company Guaranty
         08-15-11             10.00                   75,000              79,500
Equistar Chemical/Funding
     Company Guaranty
         09-01-08             10.13                  350,000             313,250
Georgia Gulf
         11-15-05              7.63                  100,000             105,838
Huntsman Intl LLC
     Sr Nts
         03-01-09              9.88                   65,000(d)           65,000
IMC Global
     Company Guaranty Series B
         06-01-08             10.88                  335,000             360,125
Lyondell Chemical
     Company Guaranty
         12-15-08              9.50                  240,000             216,600
Noveon
     Company Guaranty Series B
         02-28-11             11.00                  350,000             378,000
Resolution Performance
     Sr Sub Nts
         11-15-10             13.50                  460,000             508,300
Total                                                                  3,354,581

Communications equipment & services (1.1%)
AT&T Wireless Services
     Sr Nts
         03-01-11              7.88                2,300,000           1,771,000
Cingular Wireless LLC
     Sr Nts
         12-15-31              7.13                2,000,000           1,760,566
Deutsche Telekom Intl Finance
     (U.S. Dollar)
         06-15-10              8.00                1,500,000(c)        1,645,293
EchoStar DBS
     Sr Nts
         02-01-09              9.38                  325,000             312,000
GT Group Telecom
     (U.S. Dollar)
         06-30-08              9.89                  700,000(b,c)        140,000
NATG Holdings LLC/Orius Capital
     Company Guaranty Series B
         02-01-10             12.75                  215,000(b)            2,150
Qwest
         11-01-04              7.20                  500,000             455,000
Telefonica Europe
     (U.S. Dollar) Company Guaranty
         09-15-10              7.75                1,500,000(c)        1,619,052
Verizon Global Funding
         12-01-05              6.75                2,000,000           2,108,342
         06-15-32              7.75                1,000,000             992,490
Total                                                                 10,805,893

Computers & office equipment (0.2%)
Comverse Technology
     Cv
         12-01-05              1.50                1,020,000             826,200
Siebel Systems
     Cv
         09-15-06              5.50                  750,000             667,500
Veritas Software
     Cv
         08-13-06              1.86                  920,000             749,800
Total                                                                  2,243,500

Electronics (0.4%)
Agilent Technologies
     Cv
         12-01-21              3.00                  680,000             547,400
Arrow Electronic
     Zero Coupon Cv
         02-21-21              4.07                2,510,000(j)        1,025,963
Integrated Process Equipment
     Cv
         09-15-04              6.25                  790,000             727,788
Intl Rectifier
     Cv
         07-15-07              4.25                1,220,000             954,650
STMicroelectronics
     (U.S. Dollar) Zero Coupon Cv
         11-16-10              4.05                1,740,000(c,d,j)    1,085,324
Total                                                                  4,341,125

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Issuer                    Coupon                   Principal            Value(a)
                            rate                      amount

Energy (1.1%)
Anadarko Finance
     Company Guaranty Series B
         05-01-11              6.75%              $2,000,000          $2,246,192
Calpine Canada Energy Finance
     (U.S. Dollar) Company Guaranty
         05-01-08              8.50                  450,000(c)          184,500
Devon Energy
     Cv
         08-15-08              4.90                1,180,000           1,172,625
El Paso Energy Partners
     Company Guaranty Series B
         06-01-11              8.50                  250,000             237,500
Encore Acquisition
     Company Guaranty
         06-15-12              8.38                  110,000(d)          111,100
Forest Oil
     Sr Nts
         06-15-08              8.00                  260,000             270,400
Hanover Equipment Trust
     Sr Nts
         09-01-11              8.75                  200,000(d)          185,000
Kerr-McGee
     Cv
         02-15-10              5.25                  670,000             716,063
Luscar Coal
     (U.S. Dollar) Sr Nts
         10-15-11              9.75                  395,000(c)          422,650
Magnum Hunter Resources
     Company Guaranty
         03-15-12              9.60                  530,000             551,200
Marathon Oil
         06-01-07              5.38                2,000,000           2,119,200
Newfield Exploration
     Sr Sub Nts
         08-15-12              8.38                  330,000             338,250
Phillips Petroleum
         05-25-05              8.50                1,000,000           1,144,558
Tesoro Petroleum
     Sr Sub Nts
         04-01-12              9.63                  200,000(d)          112,000
Westport Resources
     Company Guaranty
         11-01-11              8.25                  150,000             154,500
XTO Energy
     Sr Nts
         04-15-12              7.50                  520,000             546,000
Total                                                                 10,511,738

Energy equipment & services (0.2%)
Key Energy Services
     Sr Nts
         03-01-08              8.38                  425,000             442,000
Nabors Inds
     Zero Coupon Cv
         06-20-20              2.14                1,730,000(j)        1,118,013
Plains All American Pipeline
     Sr Nts
         10-15-12              7.75                  190,000(d)          191,900
Weatherford Int'l
     Zero Coupon Cv
         06-30-20              2.65                1,170,000(j)          728,325
Total                                                                  2,480,238

Financial services (1.4%)
Citigroup
     Sub Nts
         08-27-12              5.63                1,000,000           1,038,410
Credit Suisse First Boston USA
         01-15-12              6.50                3,000,000           3,202,958
General Motors Acceptance Corp
         09-15-11              6.88                3,000,000           2,924,379
Household Finance
         10-15-11              6.38                1,500,000           1,394,357
Indah Kiat Finance Mauritius
     (U.S. Dollar) Company Guaranty
         07-01-07             10.00                  435,000(b,c)        119,625
LaBranche
     Sr Nts
         08-15-04              9.50                  420,000             434,700
     Sr Sub Nts
         03-02-07             12.00                  100,000             107,000
LB-UBS Commercial Mtge Trust
     Series 2002-C4 CIA2
         9-15-26               4.04                1,000,000(h)        1,014,063
Lehman Brothers Holdings
     Cv
         04-01-22               .96                1,160,000(m)        1,131,290
Morgan Stanley
         06-15-05              7.75                2,000,000           2,240,586
Nationwide Credit
     Sr Nts Series A
         01-15-08             10.25                  250,000(b)            5,000
Swiss Re America Holdings
     Cv
         11-21-21              3.25                  770,000(d)          628,774
Total                                                                 14,241,142

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Issuer                    Coupon                   Principal            Value(a)
                            rate                      amount

Food (0.1%)
B&G Foods
     Company Guaranty Series D
         08-01-07              9.63%                $350,000            $356,125
Del Monte
     Company Guaranty Series B
         05-15-11              9.25                  400,000             400,000
Total                                                                    756,125

Furniture & appliances (--%)
Falcon Products
     Company Guaranty Series B
         06-15-09             11.38                  250,000             189,999
Interface
     Company Guaranty
         04-01-08              7.30                  125,000             112,344
     Sr Nts
         02-01-10             10.38                   30,000              30,263
Total                                                                    332,606

Health care (0.6%)
Allergan
     Zero Coupon Cv
         11-01-20              2.50                1,220,000(j)          774,700
Amgen
     Zero Coupon Cv
         03-01-32              1.35                1,710,000(j)        1,203,412
Aviron
     Cv
         02-01-08              5.25                1,260,000           1,135,575
Enzon
     Cv
         07-01-08              4.50                  980,000             671,300
Johnson & Johnson
     Zero Coupon Cv
         07-28-20               .92                  880,000(j)          690,800
Laboratory Corp of America
     Zero Coupon Cv
         09-11-21              1.35                1,010,000(j)          703,213
Medtronic
     Cv
         09-15-21              1.25                1,160,000           1,194,800
Total                                                                  6,373,800

Health care services (0.2%)
HCA
         02-01-11              7.88                  500,000             545,959
Insight Healthcare Services
     Company Guaranty Series B
         11-01-11              9.88                   80,000              77,200
Omnicare
     Company Guaranty Series B
         03-15-11              8.13                  329,000(i)          342,983
Triad Hospitals
     Company Guaranty
         05-01-09              8.75                  440,000             465,300
Triad Hospitals Holdings
     Company Guaranty Series B
         05-15-09             11.00                  135,000             148,163
Vanguard Health Systems
     Company Guaranty
         08-01-11               9.75                 175,000             172,375
Total                                                                  1,751,980

Household products (--%)
Revlon Consumer Products
     Company Guaranty
         12-01-05             12.00                  250,000             225,000

Industrial equipment & services (0.3%)
Brinker Intl
     Zero Coupon Cv
         10-10-21              2.50                1,180,000(j)          743,400
Emulex
     Cv
         02-01-07              1.75                1,040,000             715,000
Joy Global
     Company Guaranty Series B
         03-15-12              8.75                  500,000             505,000
Motors & Gears
     Sr Nts Series D
         11-15-06             10.75                  465,000             423,150
Terex
     Company Guaranty
         07-15-11              9.25                  100,000              97,500
Total                                                                  2,484,050

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Insurance (0.5%)
American Intl Group
     Zero Coupon Cv
         11-09-31              2.80%              $1,970,000(j)       $1,223,863
Americo Life
     Sr Sub Nts
         06-01-05              9.25                  500,000             490,000
Executive Risk Capital
     Company Guaranty Series B
         02-01-27              8.68                1,500,000           1,739,752
PMI Group
     Cv
         07-15-21              2.50                  740,000             760,350
XL Capital
     Zero Coupon Cv
         05-23-21              2.42                1,830,000(j)        1,123,163
Total                                                                  5,337,128

Leisure time & entertainment (0.7%)
AMC Entertainment
     Sr Sub Nts
         03-15-09              9.50                  105,000              91,350
         02-01-12              9.88                  100,000              87,500
Ameristar Casinos
     Company Guaranty
         02-15-09             10.75                   65,000              71,338
Carnival
     (U.S. Dollar) Cv
         04-15-21              2.00                1,090,000(c)        1,110,438
Choctaw Resort Development Enterprises
     Sr Nts
         04-01-09              9.25                  325,000             338,000
Harrahs Operating
     Company Guaranty
         02-01-11              8.00                3,000,000           3,449,936
HMH Properties
     Company Guaranty Series A
         08-01-05              7.88                  400,000             386,000
MGM Mirage
         02-06-08              6.88                  400,000             398,612
Pinnacle Entertainment
     Company Guaranty Series B
         02-15-07              9.25                  250,000(d)          217,500
Resorts Intl Hotel/Casino
     Company Guaranty
         03-15-09             11.50                  150,000             129,750
Six Flags
     Sr Nts
         02-01-10              8.88                  150,000             123,000
Station Casinos
     Sr Nts
         02-15-08              8.38                  250,000             260,000
Steinway Musical Instruments
     Company Guaranty
         04-15-11              8.75                  200,000             199,750
Total                                                                  6,863,174

Media (1.4%)
American Media Operation
     Company Guaranty Series B
         05-01-09             10.25                  300,000             310,500
Australis Media
     (U.S. Dollar)
         05-15-03             15.75                5,000,000(b,c,f)           --
     (U.S. Dollar) Sr Disc Nts
         05-15-03             15.75                   40,885(b,c,f)           --
Charter Communications Holdings LLC/Capital
     Sr Nts
         10-01-09             10.75                  490,000             308,700
Coaxial Communications/Phoenix
     Company Guaranty
         08-15-06             10.00                  365,000             317,550
Comcast Cable Communications
     Sr Nts
         01-30-11              6.75                  500,000             465,000
Corus Entertainment
     (U.S. Dollar) Sr Sub Nts
         03-01-12              8.75                  210,000(c)          213,675
CSC Holdings
     Sr Nts
         12-15-07              7.88                  125,000             103,125
         07-15-08              7.25                  150,000             120,000
     Sr Sub Deb
         05-15-16             10.50                  210,000             162,750
Cumulus Media
     Company Guaranty
         07-01-08             10.38                  250,000             263,750
Harcourt General
         08-01-27              7.20                2,000,000           2,167,480
Lenfest Communications
     Sr Nts
         02-15-08              7.63                1,500,000           1,432,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Media (cont.)
Mediacom Broadband LLC
     Company Guaranty
         07-15-13             11.00%                $355,000            $326,600
Nexstar Finance LLC
     Company Guaranty
         04-01-08             12.00                  200,000             211,500
Radio One
     Company Guaranty Series B
         07-01-11              8.88                  500,000             522,500
Rogers Cablesystems
     (U.S. Dollar) Company Guaranty
         12-01-15             11.00                  350,000(c)          360,500
Salem Communication Holding
     Company Guaranty Series B
         07-01-11              9.00                  100,000             103,000
Sinclair Broadcast Group
     Company Guaranty
         12-15-11              8.75                  330,000             340,725
         03-15-12              8.00                   80,000              80,400
Time Warner Companies
         02-01-24              7.57                2,000,000           1,637,500
Veninfotel
     (U.S. Dollar) Cv Pay-in-kind
         12-31-05             13.00                3,590,929(c,g,k)    2,477,741
Walt Disney
         06-01-07              5.38                1,500,000           1,562,175
Total                                                                 13,487,671

Metals (0.3%)
AK Steel
     Company Guaranty
         06-15-12              7.75                  525,000(d)          515,813
Alcoa
         01-15-13              5.38                2,000,000           2,123,359
Imexsa Export Trust
     (U.S. Dollar) Company Guaranty
         05-31-05             10.63                  211,966(c,d)        105,983
Jorgensen Earle M.
         06-01-12              9.75                  140,000             136,500
Peabody Energy
     Company Guaranty Series B
         05-15-08              9.63                  300,000             314,250
Total                                                                  3,195,905

Miscellaneous (0.4%)
Advanced Accessory/ASS Cap
     Company Guaranty Series B
         10-01-07              9.75                  400,000             364,000
EOP Operating LP
     Sr Nts
         07-15-11              7.00                2,700,000           3,006,569
Eott Energy Partners LP/Energy Finance
     Company Guaranty
         10-01-09             11.00                  300,000(b)          129,000
Prime Succession Holding
     Cv Pay-in-kind
         08-29-04             14.25                   61,863(b,f,k)           --
Von Hoffman
     Company Guaranty
         03-15-09              10.25                  20,000              19,000
Von Hoffman Press
     Sr Sub Nts
         05-15-07             10.88                  200,000(d)          170,000
Total                                                                  3,688,569

Multi-industry conglomerates (0.1%)
Danaher
     Zero Coupon Cv
         01-22-21              4.42                2,240,000(j)        1,467,200

Paper & packaging (0.7%)
Abitibi-Consolidated
     (U.S. Dollar)
         08-01-05              8.30                1,000,000(c)        1,038,610
Berry Plastics
     Comapany Guaranty
         07-15-12             10.75                  225,000             232,875
Crown Paper
     Sr Sub Nts
         09-01-05             11.00                  705,000(b)           56,400
Fort James
     Sr Nts
         09-15-07              6.88                  200,000             168,800
Intl Paper
         07-08-05              8.13                2,500,000           2,800,075
     Zero Coupon Cv
         06-20-21              3.45                2,260,000(j)        1,144,125
Jefferson Smurfit
     Sr Nts
         10-01-12              8.25                   75,000(d)           74,625

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Paper & packaging (cont.)
MDP Acquisitions
     (U.S.) Dollar Sr Nts
         10-01-12              9.63%                $230,000(c,d)       $230,000
Plastipak Holdings
     Sr Nts
         09-01-11             10.75                  160,000(d)          169,600
Pliant
     Sr Sub Nts
         06-01-10             13.00                  155,000             147,250
Riverwood Intl
     Company Guaranty
         04-01-08             10.88                  250,000             250,000
Silgan Holdings
     Sr Sub Deb
         06-01-09              9.00                  500,000             516,250
Stone Container
     Sr Nts
         02-01-08              9.25                  400,000             408,000
Total                                                                  7,236,610

Restaurants & lodging (0.1%)
Extended Stay America
     Sr Sub Nts
         06-15-11              9.88                  200,000             193,000
Park Place Entertainment
     Sr Sub Nts
         05-15-11              8.13                  575,000             586,500
Starwood Hotels Resorts
         05-01-12              7.88                  400,000(d)          389,000
Total                                                                  1,168,500

Retail (1.4%)
Albertson's
     Sr Nts
         02-15-11              7.50                2,000,000           2,329,356
Best Buy
     Cv
         01-15-22              2.25                  920,000             717,600
Gap
         09-15-07              6.90                  250,000             220,000
     Cv
         03-15-09              5.75                1,070,000           1,051,275
Kohl's
     Zero Coupon Cv
         06-12-20              2.53                1,160,000(j)          717,750
Kroger
     Sr Nts
         07-15-06              8.15                2,000,000           2,286,016
Lowe's Compainies
     Zero Coupon Cv
         02-16-21              1.32                1,000,000(j)          776,250
United Auto Group
     Sr Sub Nts
         03-15-12              9.63                  300,000(d)          301,500
Wal-Mart CRAVE 401
         07-17-06              7.00                4,869,014(d)        5,250,647
Total                                                                 13,650,394

Transportation (0.7%)
ArvinMeritor
         03-01-12              8.75                  700,000             760,473
Enterprise Rent-A-Car USA Finance
         02-15-08              6.80                3,000,000(d)        3,222,642
Greater Beijing First Expressways
     (U.S. Dollar) Sr Nts
         06-15-07              9.50                  580,000(b,c)        307,400
Interpool
         08-01-07              7.20                   85,000              79,460
         08-01-07              7.35                  365,000             341,293
TFM Sa De Cv
     (U.S. Dollar)
         06-15-12             12.50                   75,000(c,d)         73,406
Union Pacific
         01-15-11              6.65                2,000,000           2,248,800
Total                                                                  7,033,474

Utilities -- electric (1.6%)
CMS Energy
     Sr Nts
         04-15-11              8.50                  100,000              76,500
Constellation Energy Group
         04-01-12              7.00                3,000,000           3,147,330
Exelon
     Sr Nts
         05-01-11              6.75                2,000,000           2,204,280
IPALCO Enterprises
         11-14-11              7.63                2,500,000           2,155,580
Kansas City Power & Light
         03-15-07              6.00                2,000,000(d)        2,154,720
Northern States Power
     1st Mtge
         08-29-12              8.00                1,500,000(d)        1,588,710

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
22 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Utilities -- electric (cont.)
NRG Energy
     Sr Nts
         07-15-06              6.75%                $500,000(b)         $110,000
         04-01-11              7.75                1,000,000(b)          220,000
Public Service Electric & Gas
     1st & Ref Mtge (AMBAC Insured)
         01-01-16              6.75                3,365,000(l)        3,979,550
Westar Energy
     1st Mtge
         05-01-07              7.88                  185,000             185,669
Total                                                                 15,822,339

Utilities -- gas (0.5%)
Columbia Energy Group
     Series E
         11-28-10              7.32                2,043,000           2,031,441
El Paso
     Sr Nts
         08-01-31              7.80                  500,000             315,000
Southern Natural Gas
         03-01-32              8.00                  500,000             409,005
Southwest Gas
         02-15-11              8.38                2,000,000           2,234,100
Transcontinental Gas Pipeline
     Series B
         08-15-11              7.00                  200,000             172,000
Total                                                                  5,161,546

Utilities -- telephone (0.9%)
CenturyTel
     Sr Nts
         10-15-12              7.75                2,000,000           2,002,669
Citizens Communications
     Sr Nts
         08-15-08              7.63                1,400,000           1,316,000
Dobson/Sygnet Communications
     Sr Nts
         12-15-08             12.25                  590,000             377,600
France Telecom
     (U.S. Dollar)
         03-01-11              9.25                1,000,000(c)        1,090,866
         03-01-31             10.00                  500,000(c)          552,923
Liberty Media
     Cv
         03-15-31              3.25                  750,000             701,250
Nextel Communications
     Sr Nts
         02-01-11              9.50                  685,000             512,038
SBC Communications
         08-15-12              5.88                1,300,000           1,376,790
Sprint Capital
         01-30-11              7.63                  500,000             337,741
         03-15-12              8.38                  250,000             174,733
WorldCom
         05-15-11              7.50                  500,000(b)           60,000
         05-15-31              8.25                1,000,000(b)          120,000
Total                                                                  8,622,610

Total bonds
(Cost: $300,632,872)                                                $301,090,328

Option purchased (0.1%)
Issuer              Contracts     Exercise        Expiration            Value(a)
                        price         date

Call
S & P 500 Index           500         $925         Dec. 2002            $635,000

Total option purchased
(Cost: $931,500)                                                        $635,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
23 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Short-term securities (15.1%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (10.6%)
Federal Home Loan Bank Disc Nts
         10-09-02              1.72%             $10,000,000          $9,996,173
         10-18-02              1.63               10,100,000          10,091,500
Federal Home Loan Mtge Corp Disc Nts
         10-02-02              1.64                2,700,000           2,699,754
         11-12-02              1.70               16,800,000          16,765,886
         11-19-02              1.70               20,000,000          19,952,778
Federal Natl Mtge Assn Disc Nts
         10-16-02              1.73               21,100,000          21,085,556
         10-23-02              1.64               14,500,000          14,485,555
         12-11-02              1.71               10,200,000          10,167,207
Total                                                                105,244,409

Commercial paper (4.5%)
BOC Group
         10-25-02              1.75                5,500,000(e)        5,493,316
GE Capital Intl Funding
         10-01-02              2.00                7,700,000(e)        7,699,572
Goldman Sachs Group
         10-11-02              1.76                5,200,000           5,197,204
ING US Funding
         10-28-02              1.75                1,700,000           1,697,686
Park Avenue Receivables
         10-17-02              1.71                5,100,000(e)        5,095,747
Receivables Capital
         10-17-02              1.78                7,400,000(e)        7,394,146
Sheffield Receivables
         10-23-02              1.75               12,100,000          12,086,470
Total                                                                 44,664,141

Total short-term securities
(Cost: $149,910,882)                                                $149,908,550

Total investments in securities
(Cost: $1,181,823,853)(n)                                         $1,012,404,613

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
24 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Sept. 30, 2002, the value of foreign securities represented 3.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f)  Negligible market value.

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Sept. 30, 2002, is as follows:

     Security                                                   Acquisition                 Cost
                                                                   dates
     Veninfotel
     (U.S. Dollar) 13.00% Cv Pay-in-kind 2005             05-01-02 thru 09-05-02         $3,522,988

(h) At Sept. 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $11,270,309.

(i) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

     Type of security                                                  Contracts
     Purchase contracts
     Russell 2000 Index, Dec. 2002                                        148
     S&P 500 Index, Dec. 2002                                             119

(j) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(k) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(l) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     AMBAC  --  American Municipal Bond Association Corporation

(m) Interest rate varies to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2002.

(n) At Sept. 30, 2002, the cost of securities for federal income tax purposes was $1,191,750,910 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 22,415,102
     Unrealized depreciation                                      (201,761,399)
                                                                  ------------
     Net unrealized depreciation                                 $(179,346,297)
                                                                 -------------

--------------------------------------------------------------------------------
25 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Total Return Portfolio

Sept. 30, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,181,823,853)                                                                  $1,012,404,613
Foreign currency holdings (identified cost $84,475) (Note 1)                                                 83,265
Dividends and accrued interest receivable                                                                 4,499,492
Receivable for investment securities sold                                                                24,499,653
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 4)                            295
                                                                                                                ---
Total assets                                                                                          1,041,487,318
                                                                                                      -------------
Liabilities
Distributions in excess of cash on demand deposit                                                            40,598
Payable for investment securities purchased                                                              28,917,961
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 4)                          1,115
Payable upon return of securities loaned (Note 5)                                                        18,777,500
Accrued investment management services fee                                                                   42,673
Other accrued expenses                                                                                       72,993
                                                                                                             ------
Total liabilities                                                                                        47,852,840
                                                                                                         ----------
Net assets                                                                                           $  993,634,478
                                                                                                     ==============
* Including securities on loan, at value (Note 5)                                                    $   17,987,540
                                                                                                     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Statement of operations
Total Return Portfolio

Year ended Sept. 30, 2002
Investment income
Income:
Dividends                                                                                             $ 10,763,819
Interest                                                                                                27,608,378
   Less foreign taxes withheld                                                                            (103,693)
                                                                                                          --------
Total income                                                                                            38,268,504
                                                                                                        ----------
Expenses (Note 2):
Investment management services fee                                                                       6,670,033
Compensation of board members                                                                               16,005
Custodian fees                                                                                             227,616
Audit fees                                                                                                  32,250
Other                                                                                                       57,287
                                                                                                            ------
Total expenses                                                                                           7,003,191
                                                                                                         ---------
Investment income (loss) -- net                                                                         31,265,313
                                                                                                        ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                      (89,585,325)
   Foreign currency transactions                                                                             8,530
   Futures contracts                                                                                    15,087,055
   Options contracts written (Note 6)                                                                    2,412,233
                                                                                                         ---------
Net realized gain (loss) on investments                                                                (72,077,507)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (77,901,584)
                                                                                                       -----------
Net gain (loss) on investments and foreign currencies                                                 (149,979,091)
                                                                                                      ------------
Net increase (decrease) in net assets resulting from operations                                      $(118,713,778)
                                                                                                     =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
27 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
Total Return Portfolio

Year ended Sept. 30,                                                                 2002                 2001
Operations
Investment income (loss) -- net                                                $   31,265,313       $   46,364,462
Net realized gain (loss) on investments                                           (72,077,507)        (140,870,386)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (77,901,584)        (184,275,100)
                                                                                  -----------         ------------
Net increase (decrease) in net assets resulting from operations                  (118,713,778)        (278,781,024)
                                                                                 ------------         ------------
Proceeds from contributions                                                         9,853,010                4,174
Fair value of withdrawals                                                        (250,442,474)        (295,449,116)
                                                                                 ------------         ------------
Net contributions (withdrawals) from partners                                    (240,589,464)        (295,444,942)
                                                                                 ------------         ------------
Total increase (decrease) in net assets                                          (359,303,242)        (574,225,966)
Net assets at beginning of year                                                 1,352,937,720        1,927,163,686
                                                                                -------------        -------------
Net assets at end of year                                                      $  993,634,478       $1,352,937,720
                                                                               ==============       ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

Total Return Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Total Return Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Total Return Portfolio seeks to provide maximum total return through a combination of growth of capital and current income by investing in U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
29 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Sept. 30, 2002, foreign currency holdings were entirely comprised of Taiwan Dollars.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of Sept. 30, 2002, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Sept 30, 2002 was $2,477,741 representing 0.25% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

--------------------------------------------------------------------------------
30 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Sept. 30, 2002, the Portfolio has entered into outstanding when-issued securities of $10,262,292 and other forward-commitments of $1,008,017.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Managed Allocation Fund to the Lipper Flexible Portfolio Funds Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $109,106 for the year ended Sept. 30, 2002.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
31 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,254,003,385 and $1,351,946,333, respectively, for the year ended Sept. 30, 2002. For the same period, the portfolio turnover rate was 116%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $6,461 for the year ended Sept. 30, 2002.

4. FOREIGN CURRENCY CONTRACTS

As of Sept. 30, 2002, the Portfolio has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                                          Currency to       Currency to       Unrealized        Unrealized
Exchange date                            be delivered       be received     appreciation      depreciation
Oct. 1, 2002                                   94,176            91,959         $ --                $1,115
                               European Monetary Unit       U.S. Dollar

Oct. 2, 2002                                   32,226         3,959,075          295                    --
                                          U.S. Dollar      Japanese Yen
                                        -------------      -------------        ----                ------
Total                                                                           $295                $1,115
                                                                                ----                ------

5. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2002, securities valued at $17,987,540 were on loan to brokers. For collateral, the Portfolio received $18,777,500 in cash. Income from securities lending amounted to $75,073 for the year ended Sept. 30, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                              Year ended Sept. 30, 2002
                                                        Puts                              Calls
                                            Contracts          Premiums        Contracts          Premiums
Balance Sept. 30, 2001                            500      $  1,673,444               --      $         --
Opened                                             --                --            2,841         2,949,355
Closed                                           (500)       (1,673,444)          (1,972)       (2,864,943)
Exercised                                          --                --            (869)          (84,412)
                                                 ----        ----------           ------        ----------
Balance Sept. 30, 2002                             --      $         --               --      $         --
                                                 ----        ----------           ------        ----------

See "Summary of significant accounting policies."

7. STOCK INDEX FUTURES CONTRACTS

As of Sept. 30, 2002, investments in securities included securities valued at $5,355,360 that were pledged as collateral to cover initial margin deposits on 267 open purchase contracts. The notional market value of the open purchase contracts as of Sept. 30, 2002 was $51,078,650 with a net unrealized loss of $4,638,393. See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
32 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Total Return Portfolio (a series of Growth and Income Trust) as of September 30, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 2002. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of September 30, 2002, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 1, 2002

--------------------------------------------------------------------------------
33 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Managed Allocation Fund

Sept. 30, 2002
Assets
Investment in Portfolio (Note 1)                                                                     $  993,560,940
Capital shares receivable                                                                                    12,824
                                                                                                             ------
Total assets                                                                                            993,573,764
                                                                                                        -----------

Liabilities
Capital shares payable                                                                                       86,388
Accrued distribution fee                                                                                     27,792
Accrued service fee                                                                                              57
Accrued transfer agency fee                                                                                  13,316
Accrued administrative services fee                                                                           3,089
Other accrued expenses                                                                                      172,266
                                                                                                            -------
Total liabilities                                                                                           302,908
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $  993,270,856
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,445,729
Additional paid-in capital                                                                            1,386,116,610
Excess of distributions over net investment income                                                            4,676
Accumulated net realized gain (loss) (Note 5)                                                          (220,256,421)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (174,039,738)
                                                                                                       ------------
Total -- representing net assets applicable to outstanding capital stock                             $  993,270,856
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $  868,619,285
                                                            Class B                                  $  116,588,223
                                                            Class C                                  $    1,151,040
                                                            Class Y                                  $    6,912,308
Net asset value per share of outstanding capital stock:     Class A shares        126,324,067        $         6.88
                                                            Class B shares         17,074,915        $         6.83
                                                            Class C shares            168,604        $         6.83
                                                            Class Y shares          1,005,320        $         6.88
                                                                                    ---------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
34 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Statement of operations
AXP Managed Allocation Fund

Year ended Sept. 30, 2002
Investment income
Income:
Dividends                                                                                              $ 10,763,097
Interest                                                                                                 27,606,761
   Less foreign taxes withheld                                                                             (103,686)
                                                                                                           --------
Total income                                                                                             38,266,172
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         7,002,724
Distribution fee
   Class A                                                                                                2,814,065
   Class B                                                                                                1,516,280
   Class C                                                                                                   10,399
Transfer agency fee                                                                                       1,819,432
Incremental transfer agency fee
   Class A                                                                                                  176,439
   Class B                                                                                                   52,486
   Class C                                                                                                      577
Service fee -- Class Y                                                                                        9,217
Administrative services fees and expenses                                                                   465,436
Compensation of board members                                                                                13,155
Printing and postage                                                                                        214,741
Registration fees                                                                                            47,983
Audit fees                                                                                                   10,750
Other                                                                                                         6,759
                                                                                                              -----
Total expenses                                                                                           14,160,443
   Earnings credits on cash balances (Note 2)                                                               (16,069)
                                                                                                            -------
Total net expenses                                                                                       14,144,374
                                                                                                         ----------
Investment income (loss) -- net                                                                          24,121,798
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                (89,579,510)
   Foreign currency transactions                                                                              8,528
   Futures contracts                                                                                     15,086,098
   Options contracts written                                                                              2,412,073
                                                                                                          ---------
Net realized gain (loss) on investments                                                                 (72,072,811)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (77,895,007)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                  (149,967,818)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(125,846,020)
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
35 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP Managed Allocation Fund

Year ended Sept. 30,                                                                2002                  2001
Operations and distributions
Investment income (loss) -- net                                                $   24,121,798        $   37,767,728
Net realized gain (loss) on investments                                           (72,072,811)         (140,860,961)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (77,895,007)         (184,266,229)
                                                                                  -----------          ------------
Net increase (decrease) in net assets resulting from operations                  (125,846,020)         (287,359,462)
                                                                                 ------------          ------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                      (22,423,505)          (34,908,043)
     Class B                                                                       (1,912,854)           (3,204,207)
     Class C                                                                          (14,736)               (9,557)
     Class Y                                                                         (203,542)             (541,171)
   Net realized gain
     Class A                                                                               --          (108,053,284)
     Class B                                                                               --           (14,328,266)
     Class C                                                                               --               (23,190)
     Class Y                                                                               --            (2,264,848)
                                                                                 ------------          ------------
Total distributions                                                               (24,554,637)         (163,332,566)
                                                                                  -----------          ------------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                         34,989,691            40,675,070
   Class B shares                                                                  17,760,245            20,481,193
   Class C shares                                                                     841,512               710,641
   Class Y shares                                                                     793,343             2,743,605
Reinvestment of distributions at net asset value
   Class A shares                                                                  22,062,657           141,208,466
   Class B shares                                                                   1,883,298            17,352,705
   Class C shares                                                                      14,539                32,741
   Class Y shares                                                                     203,542             2,806,019
Payments for redemptions
   Class A shares                                                               (243,091,147)         (280,547,798)
   Class B shares (Note 2)                                                       (41,217,514)          (45,945,400)
   Class C shares (Note 2)                                                          (201,354)             (132,571)
   Class Y shares                                                                 (3,045,643)          (22,973,409)
                                                                                  ----------           -----------
Increase (decrease) in net assets from capital share transactions               (209,006,831)         (123,588,738)
                                                                                ------------          ------------
Total increase (decrease) in net assets                                         (359,407,488)         (574,280,766)
Net assets at beginning of year                                                 1,352,678,344         1,926,959,110
                                                                                -------------         -------------
Net assets at end of year                                                      $  993,270,856        $1,352,678,344
                                                                               ==============        ==============
Undistributed net investment income                                            $        4,676        $      384,046
                                                                               --------------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
36 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Managed Allocation Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Managed Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Total Return Portfolio

The Fund invests all of its assets in Total Return Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. Total Return Portfolio seeks to provide shareholders maximum total return through a combination of growth of capital and current income.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Sept. 30, 2002 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
37 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $53,469 and accumulated net realized loss has been increased by $820,157 resulting in a net reclassification adjustment to increase paid-in capital by $766,688.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                         2002                      2001

Class A
Distributions paid from:
     Ordinary income                  $22,423,505               $69,061,757
     Long-term capital gain                    --                73,899,570

Class B
Distributions paid from:
     Ordinary income                    1,912,854                 7,733,117
     Long-term capital gain                    --                 9,799,356

Class C
Distributions paid from:
     Ordinary income                       14,736                    16,887
     Long-term capital gain                    --                    15,860

Class Y
Distributions paid from:
     Ordinary income                      203,542                 1,257,049
     Long-term capital gain                    --                 1,548,970

As of Sept. 30, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $          --
Accumulated gain (loss)                                       $(214,666,864)
Unrealized appreciation (depreciation)                        $(179,624,619)

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
38 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $754,330 for Class A, $122,707 for Class B and $243 for Class C for the year ended Sept. 30, 2002.

During the year ended Sept. 30, 2002, the Fund's transfer agency fees were reduced by $16,069 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
39 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Sept. 30, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                        4,318,343         2,200,288          104,411            96,971
Issued for reinvested distributions         2,764,626           237,001            1,859            25,426
Redeemed                                  (30,186,488)       (5,207,514)         (26,129)         (366,842)
                                          -----------        ----------          -------          --------
Net increase (decrease)                   (23,103,519)       (2,770,225)          80,141          (244,445)
                                          -----------        ----------           ------          --------

                                                               Year ended Sept. 30, 2001
                                              Class A           Class B          Class C           Class Y
Sold                                        4,493,792         2,245,461           79,406           295,990
Issued for reinvested distributions        16,030,931         1,977,460            3,756           317,120
Redeemed                                  (30,523,472)       (5,095,613)         (15,078)       (2,582,307)
                                          -----------        ----------          -------        ----------
Net increase (decrease)                    (9,998,749)         (872,692)          68,084        (1,969,197)
                                           ----------          --------           ------        ----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Sept. 30, 2002.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $214,666,864 as of Sept. 30, 2002 that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
40 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                            $ 7.93        $10.52       $10.49        $10.34       $12.68
Income from investment operations:
Net investment income (loss)                                       .16           .22          .25           .32          .37
Net gains (losses) (both realized and unrealized)                (1.05)        (1.87)         .83          1.16         (.79)
Total from investment operations                                  (.89)        (1.65)        1.08          1.48         (.42)
Less distributions:
Dividends from net investment income                              (.16)         (.22)        (.25)         (.30)        (.37)
Distributions from realized gains                                   --          (.72)        (.80)        (1.03)       (1.55)
Total distributions                                               (.16)         (.94)       (1.05)        (1.33)       (1.92)
Net asset value, end of period                                  $ 6.88        $ 7.93       $10.52        $10.49       $10.34

Ratios/supplemental data
Net assets, end of period (in millions)                           $869        $1,186       $1,677        $1,979       $2,233
Ratio of expenses to average daily net assets(c)                 1.01%          .97%         .96%          .82%         .80%
Ratio of net investment income (loss)
to average daily net assets                                      1.96%         2.40%        2.29%         2.85%        3.13%
Portfolio turnover rate (excluding short-term securities)         116%          152%         102%           81%         122%
Total return(e)                                                (11.43%)      (16.40%)      10.54%        14.78%       (3.73%)

See accompanying notes to financial highlights.
--------------------------------------------------------------------------------
41 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                            $ 7.88        $10.44       $10.43        $10.29       $12.63
Income from investment operations:
Net investment income (loss)                                       .10           .15          .17           .23          .29
Net gains (losses) (both realized and unrealized)                (1.05)        (1.84)         .81          1.16         (.79)
Total from investment operations                                  (.95)        (1.69)         .98          1.39         (.50)
Less distributions:
Dividends from net investment income                              (.10)         (.15)        (.17)         (.22)        (.29)
Distributions from realized gains                                   --          (.72)        (.80)        (1.03)       (1.55)
Total distributions                                               (.10)         (.87)        (.97)        (1.25)       (1.84)
Net asset value, end of period                                  $ 6.83        $ 7.88       $10.44        $10.43       $10.29

Ratios/supplemental data
Net assets, end of period (in millions)                           $117          $156         $216          $237         $251
Ratio of expenses to average daily net assets(c)                 1.78%         1.74%        1.72%         1.59%        1.56%
Ratio of net investment income (loss)
to average daily net assets                                      1.19%         1.64%        1.52%         2.08%        2.40%
Portfolio turnover rate (excluding short-term securities)         116%          152%         102%           81%         122%
Total return(e)                                                (12.19%)      (17.01%)       9.72%        13.90%       (4.46%)

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002         2001        2000(b)
Net asset value, beginning of period                            $ 7.89        $10.47       $10.46
Income from investment operations:
Net investment income (loss)                                       .10           .17          .06
Net gains (losses) (both realized and unrealized)                (1.05)        (1.86)          --
Total from investment operations                                  (.95)        (1.69)         .06
Less distributions:
Dividends from net investment income                              (.11)         (.17)        (.05)
Distributions from realized gains                                   --          (.72)          --
Total distributions                                               (.11)         (.89)        (.05)
Net asset value, end of period                                  $ 6.83        $ 7.89       $10.47

Ratios/supplemental data
Net assets, end of period (in millions)                             $1            $1          $--
Ratio of expenses to average daily net assets(c)                 1.81%         1.74%        1.72%(d)
Ratio of net investment income (loss)
to average daily net assets                                      1.18%         1.68%        1.74%(d)
Portfolio turnover rate (excluding short-term securities)         116%          152%         102%
Total return(e)                                                (12.23%)      (16.93%)        .60%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
42 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                            $ 7.93        $10.52       $10.50        $10.34       $12.68
Income from investment operations:
Net investment income (loss)                                       .18           .24          .27           .33          .38
Net gains (losses) (both realized and unrealized)                (1.05)        (1.87)         .82          1.17         (.79)
Total from investment operations                                  (.87)        (1.63)        1.09          1.50         (.41)
Less distributions:
Dividends from net investment income                              (.18)         (.24)        (.27)         (.31)        (.38)
Distributions from realized gains                                   --          (.72)        (.80)        (1.03)       (1.55)
Total distributions                                               (.18)         (.96)       (1.07)        (1.34)       (1.93)
Net asset value, end of period                                  $ 6.88        $ 7.93       $10.52        $10.50       $10.34

Ratios/supplemental data
Net assets, end of period (in millions)                             $7           $10          $34           $56          $95
Ratio of expenses to average daily net assets(c)                  .84%          .80%         .80%          .72%         .72%
Ratio of net investment income (loss)
to average daily net assets                                      2.13%         2.56%        2.44%         2.95%        3.20%
Portfolio turnover rate (excluding short-term securities)         116%          152%         102%           81%         122%
Total return(e)                                                (11.28%)      (16.26%)      10.70%        14.92%       (3.65%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
43 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP MANAGED SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Managed Allocation Fund (a series of AXP Managed Series, Inc.) as of September 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2002, and the financial highlights for each of the years in the five-year period ended September 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Managed Allocation Fund as of September 30, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 1, 2002

--------------------------------------------------------------------------------
44 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Federal Income Tax Information
         (UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Managed Allocation Fund
Fiscal year ended Sept. 30, 2002

Class A
Income distributions taxable as dividend income, 41.87% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.04901
March 21, 2002                                                  0.04191
June 21, 2002                                                   0.03495
Sept. 20, 2002                                                  0.03872
Total distributions                                            $0.16459

Class B
Income distributions taxable as dividend income, 41.87% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.03433
March 21, 2002                                                  0.02578
June 21, 2002                                                   0.01873
Sept. 20, 2002                                                  0.02414
Total distributions                                            $0.10298

--------------------------------------------------------------------------------
45 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Class C
Income distributions taxable as dividend income, 41.87% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.03587
March 21, 2002                                                  0.02762
June 21, 2002                                                   0.02118
Sept. 20, 2002                                                  0.02497
Total distributions                                            $0.10964

Class Y
Income distributions taxable as dividend income, 41.87% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.05229
March 21, 2002                                                  0.04549
June 21, 2002                                                   0.03849
Sept. 20, 2002                                                  0.04195
Total distributions                                            $0.17822

--------------------------------------------------------------------------------
46 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 79 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age        Position held      Principal            Other directorships
                          with Fund and      occupation during
                          length of service  past five years

------------------------- ------------------ -------------------- ---------------------
Arne H. Carlson           Board member       Chair, Board
901 S. Marquette Ave.     since 1999         Services
Minneapolis, MN 55402                        Corporation
Born in 1934                                 (provides
                                             administrative
                                             services to
                                             boards). Former
                                             Governor of
                                             Minnesota
------------------------- ------------------ -------------------- ---------------------
Philip J. Carroll, Jr.    Board member       Retired Chairman     Boise Cascade
901 S. Marquette Ave.     since 2002         and CEO, Fluor       Corporation (forest
Minneapolis, MN 55402                        Corporation          products), Scottish
Born in 1937                                 (engineering and     Power PLC, Vulcan
                                             construction)        Materials Company,
                                             since 1998. Former   Inc.
                                             President and CEO,   (construction
                                             Shell Oil Company    materials/chemicals)
------------------------- ------------------ -------------------- ---------------------
Livio D. DeSimone         Board member       Retired Chair of     Cargill,
30 Seventh Street East    since 2001         the Board and        Incorporated
Suite 3050                                   Chief Executive      (commodity
St. Paul, MN 55101-4901                      Officer, Minnesota   merchants and
Born in 1936                                 Mining and           processors), Target
                                             Manufacturing (3M)   Corporation
                                                                  (department
                                                                  stores), General
                                                                  Mills, Inc.
                                                                  (consumer foods),
                                                                  Vulcan Materials
                                                                  Company
                                                                  (construction
                                                                  materials/
                                                                  chemicals),
                                                                  Milliken & Company
                                                                  (textiles and
                                                                  chemicals), and
                                                                  Nexia
                                                                  Biotechnologies,
                                                                  Inc.
------------------------- ------------------ -------------------- ---------------------
Ira D. Hall               Board member       Private investor;    Imagistics
183 Long Close Road       since 2001         formerly with        International, Inc.
Stamford, CT 06902                           Texaco Inc.,         (office equipment),
Born in 1944                                 Treasurer,           Reynolds & Reynolds
                                             1999-2001 and        Company
                                             General Manager,     (information
                                             Alliance             services), TECO
                                             Management           Energy, Inc.
                                             Operations,          (energy holding
                                             1998-1999. Prior     company), The
                                             to that, Director,   Williams Companies,
                                             International        Inc. (energy
                                             Operations IBM       distribution
                                             Corp.                company)
------------------------- ------------------ -------------------- ---------------------
Heinz F. Hutter           Board member       Retired President
P.O. Box 2187             since 1994         and Chief
Minneapolis, MN 55402                        Operating Officer,
Born in 1929                                 Cargill,
                                             Incorporated
                                             (commodity
                                             merchants and
                                             processors)
------------------------- ------------------ -------------------- ---------------------
Anne P. Jones             Board member       Attorney and         Motorola, Inc.
5716 Bent Branch Rd.      since 1985         Consultant           (electronics)
Bethesda, MD 20816
Born in 1935
------------------------- ------------------ -------------------- ---------------------
Stephen R. Lewis, Jr.*    Board member       Retired President
901 S. Marquette Ave.     since 2002         and Professor of
Minneapolis, MN 55402                        Economics,
Born in 1939                                 Carleton College
------------------------- ------------------ -------------------- ---------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a securityholder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.


--------------------------------------------------------------------------------
47 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT


Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Alan G. Quasha            Board member       President,           Compagnie
720 Fifth Avenue          since 2002         Quadrant             Financiere
New York, NY 10019                           Management, Inc.     Richemont AG
Born in 1949                                 (management of       (luxury goods)
                                             private equities)
------------------------- ------------------ -------------------- ---------------------
Alan K. Simpson           Board member       Former three-term    Biogen, Inc.
1201 Sunshine Ave.        since 1997         United States        (biopharmaceuticals)
Cody, WY 82414                               Senator for Wyoming
Born in 1931
------------------------- ------------------ -------------------- ---------------------
Alison Taunton-Rigby      Board member       President,           Synaptic
8 Farrar Road             since 2002         Forester Biotech     Pharmaceuticals
Lincoln, MA 01773                            since 2000. Former   Corporation
Born in 1944                                 President and CEO,
                                             Aquila
                                             Biopharmaceuticals,
                                             Inc.
------------------------- ------------------ -------------------- ---------------------

Board Members Affiliated with AEFC**

Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Barbara H. Fraser         Board member       Executive Vice
1546 AXP Financial        since 2002         President - AEFA
Center                                       Products and
Minneapolis, MN 55474                        Corporate
Born in 1949                                 Marketing of AEFC
                                             since 2002.
                                             President -
                                             Travelers Check
                                             Group, American
                                             Express Company,
                                             2001-2002.
                                             Management
                                             Consultant,
                                             Reuters,
                                             2000-2001.
                                             Managing Director
                                             - International
                                             Investments,
                                             Citibank Global,
                                             1999-2000.
                                             Chairman and CEO,
                                             Citicorp
                                             Investment
                                             Services and
                                             Citigroup
                                             Insurance Group,
                                             U.S., 1998-1999.
                                             Head of Marketing
                                             and Strategic
                                             Planning -
                                             Investment
                                             Products and
                                             Distribution,
                                             Citibank Global,
                                             1995-1998
------------------------- ------------------ -------------------- ---------------------
Stephen W. Roszell        Board member       Senior Vice
50238 AXP Financial       since 2002; Vice   President -
Center                    President since    Institutional
Minneapolis, MN 55474     2002               Group of AEFC
Born in 1949
------------------------- ------------------ -------------------- ---------------------
William F. Truscott       Board member       Senior Vice
53600 AXP Financial       since 2001, Vice   President - Chief
Center                    President since    Investment Officer
Minneapolis, MN 55474     2002               of AEFC since
Born in 1960                                 2001. Former Chief
                                             Investment Officer
                                             and Managing
                                             Director, Zurich
                                             Scudder Investments
------------------------- ------------------ -------------------- ---------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
48 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Jeffrey P. Fox            Treasurer since    Vice President -
50005 AXP Financial       2002               Investment
Center                                       Accounting, AEFC,
Minneapolis, MN 55474                        since 2002; Vice
Born in 1955                                  President -
                                             Finance, American
                                             Express Company,
                                             2000-2002; Vice
                                             President -
                                             Corporate
                                             Controller, AEFC,
                                             1996-2000
------------------------- ------------------ -------------------- ---------------------
Paula R. Meyer            President since    Senior Vice
596 AXP Financial Center  2002               President and
Minneapolis, MN 55474                        General Manager -
Born in 1954                                 Mutual Funds,
                                             AEFC, since 2002;
                                             Vice President and
                                             Managing Director -
                                             American Express
                                             Funds, AEFC,
                                             2000-2002; Vice
                                             President, AEFC,
                                             1998-2000;
                                             President - Piper
                                             Capital
                                             Management 1997-1998
------------------------- ------------------ -------------------- ---------------------
Leslie L. Ogg             Vice President,    President of Board
901 S. Marquette Ave.     General Counsel,   Services
Minneapolis, MN 55402     and Secretary      Corporation
Born in 1938              since 1978
------------------------- ------------------ -------------------- ---------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
49 -- AXP MANAGED ALLOCATION FUND -- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds

AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New DimensionsFund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds

AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds

AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds

AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds

AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds

AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds

AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP International Equity Index Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                         (11/02)

AXP Managed Allocation Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------


This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                S-6141 W (11/02)